Summary of Significant Accounting Policies - Schedule of Capitalized and Debt Portion of AFUDC (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Public Utilities, Allowance for Funds Used During Construction, Net Increase [Abstract]
Debt portion	$ 1,666	$ 1,228	$ 1,260
Equity portion	3,008	1,995	2,274
AFUDC capitalized as part of utility plant	$ 4,674	$ 3,223	$ 3,534